EX. -99.906CERT

Form of Certification Under Rule 30a-2(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act)

In connection with the Report on Form N-CSR to which this certification is an exhibit (the “Report on Form N-CSR”), R. Wesley Burns and John P. Hardaway each certify that to his or her knowledge:

1.	The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ R. Wesley Burns	By:	/s/ John P. Hardaway

Name:	R. Wesley Burns	Name:	John P. Hardaway

Title:	President	Title:	Treasurer

Date:	August 29, 2003	Date:	August 29, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the [Fund] and will be retained by the [Fund] and furnished to the Securities and Exchange Commission or its staff upon request.

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